Exhibit 10.2

Execution Version

INCREASE AGREEMENT

INCREASE AGREEMENT, dated as of June 11, 2026 (this “Agreement”), to the Amended and Restated Credit Agreement, dated as of August 1, 2024 (as amended, supplemented or otherwise modified prior to giving effect to this Amendment, the “Existing Credit Agreement” and, as amended pursuant to this Amendment, the “Amended Credit Agreement”), by and among RIDGEPOST CAPITAL, INC., a Delaware corporation (f/k/a P10, INC.) (the “Parent”), RIDGEPOST CAPITAL, LLC, a Delaware limited liability company (f/k/a P10 INTERMEDIATE HOLDINGS LLC) (the “Borrower”), the Guarantors party thereto from time to time, the Lenders party thereto from time to time and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”), is entered into by and among the Borrower, the Parent, each other Loan Party, the Agent and the Additional Lender (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.

WHEREAS, pursuant to Section 2.18(a) of the Existing Credit Agreement, the Borrower may request an increase in the existing Revolving Commitments of any Class;

WHEREAS, this Agreement shall constitute the required notice contemplated by Section 2.18(a) of the Existing Credit Agreement that the Borrower is requesting to increase the existing Class of Revolving Commitments by an aggregate amount equal to $20.0 million (the “Increased Revolving Commitments”) pursuant to Section 2.18(a) of the Existing Credit Agreement, with the Increased Revolving Commitments to be provided in the amounts and by the Lender set forth on Schedule I on the Increase Effective Date (as defined below);

WHEREAS, the proceeds of the Increased Revolving Commitments will be used on and after the Increase Effective Date as permitted by Section 3.2(d) of the Existing Credit Agreement;

WHEREAS, the Lender listed on Schedule I hereto (in such capacity, the “Additional Lender”) has agreed to make the Increased Revolving Commitments available on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Increase.

(a)
On the Increase Effective Date, the Increased Revolving Commitment of the Additional Lender shall become effective in the amount set forth opposite the Additional Lender’s name on Schedule

I. For the avoidance of doubt, the Increased Revolving Commitments shall constitute part of the same Class of Commitments as the Revolving Commitments that were outstanding as of the Restatement Effective Date.

(b)
To the extent any Revolving Advances or Letters of Credit are outstanding on the Increase Effective Date, each of the Lenders having a Revolving Commitment prior to the Increase Effective Date (the “Revolving Pre-Increase Lenders”) shall assign to the Additional Lender, and the Additional Lender shall purchase from each Revolving Pre-Increase Lender, at the principal amount thereof, such interests in the Revolving Advances and participation interests in Letters of Credit on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Advances and participation interests in Letters of Credit will be held by Revolving Pre-Increase Lenders and the Additional Lender ratably in accordance with their Pro Rata Share of such Class after giving effect to such Increased Revolving Commitments.

Section 2. Representations and Warranties. The Borrower represents and warrants as of the date hereof that:

(a)
The representations and warranties of Loan Parties contained in the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates); and

(b)
No Unmatured Event of Default or Event of Default shall have occurred and be continuing on the Increase Effective Date or shall result from the entry into and effectiveness of this Agreement on the Increase Effective Date.

Section 3. [Reserved].

Section 4. [Reserved].

Section 5. Conditions. The Increased Revolving Commitments shall become effective on the first date (the “Increase Effective Date”) on which each of the following conditions have been satisfied (or waived in accordance with Section 11.2 of the Existing Credit Agreement):

(a)
The Agent shall have received executed counterparts of this Agreement from the Borrower, each Guarantor and the Additional Lender.

(b)
The representations and warranties of Loan Parties contained herein, in the Existing Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date (provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates);

(c)
No Unmatured Event of Default or Event of Default has occurred and is continuing on the Increase Effective Date or would result from the entry into and effectiveness of this Agreement on the Increase Effective Date; and

(d)
The Borrower has paid the Upfront Fee (as defined below) to the Agent for the account of the Additional Lender.

Section 6. Upfront Fee. The Borrower agrees to pay to Agent, for the account of the Additional Lender, a non-refundable upfront fee (the “Upfront Fee”) in an amount equal to the product of (x) 0.217% multiplied by (y) the aggregate amount of Increased Revolving Commitments provided by the Additional Lender on the Increase Effective Date. The Upfront Fee shall be fully earned as of, and due and payable on, the Increase Effective Date, if the Increase Effective Date occurs.

Section 7. [Reserved].

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Section 8. Counterparts; Electronic Execution; Governing Law, Jurisdiction; Waiver of Right to Trial by Jury; No Fiduciary Duties. The provisions in Sections 11.6, 11.7, 11.8,11.9 and 11.17 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 9. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10. Effect of Agreement; Reaffirmation.

(a)
This Agreement shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Agreement shall not constitute a novation of the Existing Credit Agreement or any of the Loan Documents or serve to effect a novation of the obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which instruments shall remain and continue in full force and effect.

(b)
Each Loan Party hereby (i) acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and this Agreement and consents to this Agreement and the Increased Revolving Commitments, (ii) agrees that the Additional Lender is a “Lender” and “Secured Party” for all purposes under the Loan Documents to which such Loan Party is a party. Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound, all Liens created thereunder and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document (as amended hereby)). Each Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement or the Increased Revolving Commitments.

[Signature Pages Follow]

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Docusign Envelope ID: BEFBD77B-288B-8407-80CB-FBB1EE2F7668

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

RIDGEPOST CAPITAL, LLC

By:

Name: Luke Sarsfield III

Title: Chief Executive Officer

RIDGEPOST CAPITAL, INC.

By:

Name: Luke Sarsfield III

Title: Chief Executive Officer

RIDGEPOST CAPITAL HOLDINGS, INC.

By:

Name: Luke Sarsfield III

Title: Chief Executive Officer

RIDGEPOST CAPITAL ADVISORS, LLC

By:

Name: Amanda Coussens

Title: Chief Financial Officer

TRIDENT ECG HOLDINGS LLC

By:

Name: Luke Sarsfield III

Title: Chief Executive Officer

ENHANCED CAPITAL GROUP, LLC

By:

Name: Michael Korengold

Title: President

RIDGEPOST CAPITAL RCP HOLDCO LLC

By:

Name: Alexander Abell

Title: Vice President

FIVE POINTS CAPITAL LLC

By:

Name: S. Whitfield Edwards

Title: President

Docusign Envelope ID: BEFBD77B-288B-8407-80CB-FBB1EE2F7668

TRUEBRIDGE CAPITAL PARTNERS LLC

By:

Name: Dominic Hong

Title: Treasurer and Secretary

WESTECH INVESTMENT ADVISORS LLC

By:

Name: Luke Sarsfield III

Title: Manager

RCP ADVISORS 2, LLC

By:

Name: Alexander Abell

Title: Vice President

RCP ADVISORS 3, LLC

By:

Name: Alexander Abell

Title: Vice President

HARK CAPITAL ADVISORS LLC

By:

Name: Luke Sarsfield III

Title: Manager

BONACCORD CAPITAL ADVISORS LLC

By:

Name: Luke Sarsfield III

Title: Manager

ENHANCED TAX CREDIT FINANCE, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED ASSET MANAGEMENT, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED CAPITAL CONSULTING, LLC

By:

Name: Michael Korengold

Title: President

Docusign Envelope ID: BEFBD77B-288B-8407-80CB-FBB1EE2F7668

ENHANCED CAPITAL HTC MANAGER, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED CAPITAL RETC MANAGER, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED TAX CREDIT LENDING, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED CAPITAL TAX CREDIT MANAGER, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED CAPITAL RURAL MANAGER, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED CAPITAL IMPACT LENDING, LLC

By:

Name: Michael Korengold

Title: President

ENHANCED PACE FINANCE, LLC

By:

Name: Michael Korengold

Title: President

EC STATE TAX CREDIT FUND II, LLC

By:

Name: Michael Korengold

Title: President

EHNANCED PUERTO RICO, LLC

By:

Name: Michael Korengold

Title: President

EHNANCED COMMUNITY DEVELOPMENT, LLC

By:

.yreva

Name: Michael Korengold

Title: President

Docusign Envelope ID: BEFBD77B-288B-8407-80CB-FBB1EE2F7668

JPMORGAN CHASE BANK, N.A., as

the Agent and as the Additional Lender

By:

Title: Executive Director

[Signature Page to Increase Agreement]

SCHEDULE I

Additional Lender	Increased Revolving Commitments
JPMorgan Chase Bank, N.A.	$20,000,000
TOTAL	$20,000,000